Exhibit 99.1

AMCOR AND BERRY TO COMBINE IN AN ALL-STOCK TRANSACTION,
CREATING A GLOBAL LEADER IN CONSUMER AND HEALTHCARE
PACKAGING SOLUTIONS

Combination of Complementary Businesses Expands Product Offering and Capabilities to Support Higher Growth for Customers

Combined R&D and Innovation Investment Accelerates Development of Sustainable Packaging Solutions and Delivers Greater Choice for Customers and Consumers

$650 Million Annual Earnings Synergies Benefit

Over 35% Adjusted Cash EPS Accretion

Companies to Host Investor Conference Call Today at 8:00am U.S. Eastern Time

ZURICH, SWITZERLAND and EVANSVILLE, INDIANA, Tues. – November 19, 2024 – Amcor plc (“Amcor”) (NYSE: AMCR; ASX: AMC) and Berry Global Group, Inc. (“Berry”) (NYSE: BERY), today announced they have entered into a definitive merger agreement, pursuant to which Amcor and Berry will combine in an all-stock transaction.

Berry shareholders will receive a fixed exchange ratio of 7.25 Amcor shares for each Berry share held upon closing, resulting in Amcor and Berry shareholders owning approximately 63% and 37% of the combined company, respectively. The transaction has received unanimous approval of the boards of directors of both Amcor and Berry and values Berry’s common stock at $73.59 per share.

The combination brings together two highly complementary businesses to create a global leader in consumer packaging solutions, with a broader flexible film and converted film offering for customers, a scaled containers and closures business and a unique global healthcare portfolio. The combined company will have unprecedented innovation capabilities and scale, and be uniquely positioned to accelerate growth, solve customers’ and consumers’ sustainability needs, unlock portfolio transformation and deliver significant value to both sets of shareholders.

Amcor CEO, Peter Konieczny, said, “This combination delivers on our strategy to accelerate growth by putting the customer first, elevating the role of sustainability and orienting the portfolio toward faster growing, higher margin categories. We will have a more complete and more sustainable product offering, supported by stronger innovation capabilities, global scale and supply chain flexibility. We will help global and local customers grow faster and operate more efficiently with a team of exceptional talent. As a result, this combination also drives a step change in annual free cash flow, earnings growth and value creation for our shareholders. I, and the Amcor team, look forward to joining with Berry to accelerate change and real impact for our customers and their consumers.”

Berry CEO, Kevin Kwilinski, added, “Over the past year, Berry has undergone a significant transformation, completing the spin-off of our HHNF business, enhancing our product mix and optimizing our portfolio. Our combination with Amcor is a logical next step in our company’s evolution, and it is a testament to our entire team that we’re well positioned to build on this momentum and deliver even more value to our shareholders. We expect to better serve customers through a comprehensive and innovative consumer packaging portfolio and a complementary geographic coverage. Importantly Berry and Amcor have aligned philosophies focused on safety, employee experience, sustainability, innovation, customer intimacy, and functional excellence. We will be better together, and I look forward to all we will achieve as a combined organization.”

Compelling Strategic Benefits:

o	Stronger business, strategically focused on high-growth, high-margin categories with greater capabilities and a more complete product offering for customers

•	Creates a global product offering in flexibles, containers and closures by combining Amcor’s global flexibles and regional containers businesses with Berry’s regional flexibles and global containers and closures businesses
•	Combines two highly attractive and complementary global healthcare businesses
•	Strengthens positions in high-growth, high-value categories, including Healthcare, Protein, Pet Food, Liquids, Beauty & Personal Care, and Food Service
•	Brings together complementary innovation capabilities and platforms, material science expertise and specialized tooling, design and multi-component assembly capabilities

o	Creates the innovation partner of choice developing the most sustainable packaging solutions

•	Offers customers a wider range of more sustainable solutions which drive circularity, increase use of alternative materials and lower carbon footprint
•	Delivers greater choice for customers and consumers with a portfolio of unique flexible, container and closure solutions developed using a broader range of recycled materials, next generation lightweighting technologies, reuse and recycle ready capabilities and differentiated high barrier paper based formats
•	Establishes technology driven innovation leader with more capabilities and significantly higher capacity to invest in solving technical challenges with combined R&D investment of $180 million per annum, ~1,500 R&D professionals, 10 innovation centers worldwide and 7,000+ patents, registered designs, and trademarks
•	Enhances capabilities by leveraging corporate venturing partnerships to access new and groundbreaking sustainability solutions (substrates, barrier, fiber and recycling), digital solutions and disruptive ideas in adjacent businesses and technologies

o	Scale and reach provide local expertise, global capabilities and supply chain resilience

•	Optimizes footprint servicing customers in 140+ countries through ~400 production facilities, brings global capabilities to local customers and provides local access and expertise to global brands
•	Supports customers in accessing broader growth opportunities and addressing specific regional needs with a balanced geographic presence across continents including in high-growth emerging markets
•	Enhances scale and reach that ensure supply chain resilience in a dynamic world and access to global manufacturing best practices

Compelling Financial Benefits:

o	Strong combined financial profile

•	Combined revenues of $24 billion and adjusted EBITDA of $4.3 billion, including run-rate synergies
•	Combined revenue growth above market, accelerating by at least 1%
•	Strong combined annual cash flow[1] of over $3 billion, providing significant capacity to fund organic reinvestment, a compelling dividend, value accretive M&A and share repurchases
•	Expected net leverage of 3.3x at close with path to de-lever below 3.0x within first full year
•	Commitment to investment grade balance sheet and continued annual dividend growth from Amcor’s current annualized base of $0.51 cents per share. Berry expects to maintain its current dividend policy until the close of the transaction
•	Unlocks further opportunities to refine portfolio, enhancing focus on high-growth, high-margin categories and releasing capital to drive further growth

1 Defined as combined operating cash flow including run-rate synergies, after interest and tax, before capital expenditures.

o	$650 million benefit from identified cost, growth and financial synergies by end of third year

•	$530 million annual run-rate pre-tax cost synergies
•	$60 million in annual run-rate financial savings
•	$60 million annual run-rate pre-tax earnings benefit from growth synergies, including from:
o	Increased exposure to higher growth, higher value categories including Healthcare, Protein, Liquids, Pet Food, Beauty & Personal Care and Food Service
o	Combined innovation capabilities to better serve customers and unlock growth opportunities
o	Differentiated commercial capabilities deployed across a broader platform
•	Additional $280 million of one-time cash benefits from working capital efficiencies offsetting approximately $280 million of expected pre-tax costs to achieve synergies

o	Significant value creation for all shareholders

o	Over 35% adjusted cash EPS accretion and expected double-digit return on investment[2]
o	Enhanced long-term shareholder value creation through sustained higher expected earnings growth from 10-15% to 13-18% per annum

Timing and Approvals

The transaction has been unanimously approved by the boards of directors of both Amcor and Berry. Closing is targeted in the middle of calendar year 2025. The closing of the transaction is subject to shareholder approvals, regulatory approvals, and satisfaction of other customary closing conditions.

Board, Management, and Head Office

Peter Konieczny will serve as Chief Executive Officer, Graeme Liebelt will serve as Chairman and Stephen Sterrett will serve as Deputy Chairman of the combined company.

Amcor will maintain its primary listing on the NYSE and its secondary listing on the ASX. The combined entity will be named Amcor plc.

Global Head Office will remain in Zurich, Switzerland. The combined company expects to maintain a significant presence in Evansville, Indiana.

Upon completion of the transaction, Amcor’s board of directors will expand to 11 directors, 4 of whom will be nominated by Berry.

2 Return on investment after three years calculated as synergized adjusted EBIT divided by transaction enterprise value including transaction fees and cost to achieve synergies (based on Amcor share price on day prior to announcement of transaction).

Conference Call for Investment Community

Amcor and Berry will host a joint investor conference call at 8.00am US Eastern Time on Tuesday 19 November 2024 / 12.00am Australian Eastern Time on Wednesday 20 November 2024. For those wishing to participate in the call please use the following dial-in numbers:

USA: 800 715-9871 (toll-free) | 646 307-1963 (local)

Australia: 1800 519 630 (toll-free) | 02 9133 7103 (local)

United Kingdom: 0800 358 0970 (toll-free) | 020 3433 3846 (local)

Hong Kong: +852 3002 3410 (local)

Singapore: +65 3159 5133 (local)

All other countries: +1 646 307-1963 (this is not a toll-free number)

Conference ID 3964921

Access to the webcast and supporting materials will be available via the Investors section of each company’s website at amcor.com and berryglobal.com. A webcast replay will be available at the conclusion of the call.

Berry will separately release its fourth quarter and fiscal year 2024 earnings release before trading on the New York Stock Exchange begins today, Tuesday, November 19, 2024. As a result of the transaction with Amcor, Berry will no longer host its previously planned quarterly conference call at 10.00am US Eastern Time on Wednesday 20 November 2024 / 2.00am Australian Eastern Time on Thursday 21 November 2024. Berry will post prepared remarks and a presentation regarding its fourth quarter and fiscal year 2024 earnings results on the Company’s website at berryglobal.com.

Advisors

UBS Investment Bank and Goldman Sachs & Co. LLC are acting as financial advisors to Amcor. Kirkland & Ellis LLP is acting as legal advisor to Amcor.

Lazard and Wells Fargo are acting as financial advisors to Berry. Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal advisor to Berry.

Amcor Investor Relations Contacts

Tracey Whitehead

Global Head of Investor Relations

T: +61 408 037 590

E: tracey.whitehead@amcor.com

Damien Bird

Vice President Investor Relations Asia Pacific

T: +61 481 900 499

E: damien.bird@amcor.com

Damon Wright

Vice President Investor Relations North America

T: +1 224 313 7141

E: damon.wright@amcor.com

Amcor Media Contacts

Australia

James Strong

Managing Director

Sodali & Co

T: +61 448 881 174

E: james.strong@sodali.com

Europe

Ernesto Duran

Head of Global Communications

T: +41 78 698 69 40

E: ernesto.duran@amcor.com

North America

Julie Liedtke

Director, Media Relations

T: +1 847 204 2319

E: julie.liedtke@amcor.com

Berry Investor Relations / Media Contact

Dustin Stilwell

VP, Head of Investor Relations

T: +1 812 306 2964

E: ir@berryglobal.com

E: mediarelations@berryglobal.com

About Amcor

Amcor plc is a global leader in developing and producing responsible packaging solutions across a variety of materials for food, beverage, pharmaceutical, medical, home and personal-care, and other products. Amcor works with leading companies around the world to protect products, differentiate brands, and improve supply chains. The Company offers a range of innovative, differentiating flexible and rigid packaging, specialty cartons, closures and services. The company is focused on making packaging that is increasingly recyclable, reusable, lighter weight and made using an increasing amount of recycled content. In fiscal year 2024, 41,000 Amcor people generated $13.6 billion in annual sales from operations that span 212 locations in 40 countries. NYSE: AMCR; ASX: AMC

About Berry

Berry is a global leader in innovative packaging solutions that we believe make life better for people and the planet. We do this every day by leveraging our unmatched global capabilities, sustainability leadership, and deep innovation expertise to serve customers of all sizes around the world. Harnessing the strength in our diversity and industry-leading talent of over 34,000 global employees across more than 200 locations, we partner with customers to develop, design, and manufacture innovative products with an eye toward the circular economy. The challenges we solve and the innovations we pioneer benefit our customers at every stage of their journey.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. It does not constitute a prospectus or prospectus equivalent document. No offering or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the US Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

In connection with the proposed transaction between Amcor plc (“Amcor”) and Berry Global Group, Inc. (“Berry”), Amcor and Berry intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including, among other filings, an Amcor registration statement on Form S-4 that will include a joint proxy statement of Amcor and Berry that also constitutes a prospectus of Amcor with respect to Amcor’s ordinary shares to be issued in the proposed transaction, and a definitive joint proxy statement/prospectus, which will be mailed to shareholders of Amcor and Berry (the “Joint Proxy Statement/Prospectus”). Amcor and Berry may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Joint Proxy Statement/Prospectus or any other document which Amcor or Berry may file with the SEC. INVESTORS AND SECURITY HOLDERS OF AMCOR AND BERRY ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the registration statement and the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Amcor or Berry through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Amcor will be available free of charge on Amcor’s website at amcor.com under the tab “Investors” and under the heading “Financial Information” and subheading “SEC Filings.” Copies of the documents filed with the SEC by Berry will be available free of charge on Berry’s website at berryglobal.com under the tab “Investors” and under the heading “Financials” and subheading “SEC Filings.”

Certain Information Regarding Participants

Amcor, Berry, and their respective directors and executive officers may be considered participants in the solicitation of proxies from the shareholders of Amcor and Berry in connection with the proposed transaction. Information about the directors and executive officers of Amcor is set forth in its Annual Report on Form 10-K for the year ended June 30, 2024, which was filed with the SEC on August 16, 2024 and its proxy statement for its 2024 annual meeting, which was filed with the SEC on September 24, 2024. Information about the directors and executive officers of Berry is set forth in its Annual Report on Form 10-K for the year ended September 30, 2023, which was filed with the SEC on November 17, 2023, its proxy statement for its 2024 annual meeting, which was filed with the SEC on January 4, 2024, and its Current Reports on Form 8-K, which were filed with the SEC on February 12, 2024, April 11, 2024, September 6, 2024 and November 4, 2024. To the extent holdings of Amcor’s or Berry’s securities by its directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Information about the directors and executive officers of Amcor and Berry, including a description of their direct or indirect interests, by security holdings or otherwise, and other information regarding the potential participants in the proxy solicitations, which may be different than those of Amcor’s shareholders and Berry’s stockholders generally, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov and from Amcor’s or Berry’s website as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Some of these forward-looking statements can be identified by words like “anticipate,” “approximately,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “outlook,” “plan,” “potential,” “possible,” “predict,” “project,” “target,” “seek,” “should,” “will,” or “would,” the negative of these words, other terms of similar meaning or the use of future dates. Such statements, including projections as to the anticipated benefits of the proposed transaction, the impact of the proposed transaction on Amcor’s and Berry’s business and future financial and operating results and prospects, the amount and timing of synergies from the proposed transaction, the terms and scope of the expected financing in connection with the proposed transaction, the aggregate amount of indebtedness of the combined company following the closing of the proposed transaction and the closing date for the proposed transaction, are based on the current estimates, assumptions and projections of the management of Amcor and Berry, and are qualified by the inherent risks and uncertainties surrounding future expectations generally, all of which are subject to change. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond Amcor’s and Berry’s control. None of Amcor, Berry or any of their respective directors, executive officers, or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur, or if any of them do occur, what impact they will have on the business, results of operations or financial condition of Amcor or Berry. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on Amcor’s and Berry’s businesses, the proposed transaction and the ability to successfully complete the proposed transaction and realize its expected benefits. Risks and uncertainties that could cause results to differ from expectations include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the risk that the conditions to the completion of the proposed transaction (including shareholder and regulatory approvals) are not satisfied in a timely manner or at all; the risks arising from the integration of the Amcor and Berry businesses; the risk that the anticipated benefits of the proposed transaction may not be realized when expected or at all; the risk of unexpected costs or expenses resulting from the proposed transaction; the risk of litigation related to the proposed transaction; the risks related to disruption of management’s time from ongoing business operations as a result of the proposed transaction; the risk that the proposed transaction may have an adverse effect on the ability of Amcor and Berry to retain key personnel and customers; general economic, market and social developments and conditions; the evolving legal, regulatory and tax regimes under which Amcor and Berry operate; potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Amcor’s and/or Berry’s financial performance; and other risks and uncertainties identified from time to time in Amcor’s and Berry’s respective filings with the SEC, including the Joint Proxy Statement/Prospectus to be filed with the SEC in connection with the proposed transaction. While the list of risks presented here is, and the list of risks presented in the Joint Proxy Statement/Prospectus will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties, and other risks may present significant additional obstacles to the realization of forward-looking statements. Forward-looking statements included herein are made only as of the date hereof and neither Amcor nor Berry undertakes any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the financial measures presented in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), this communication includes certain non-GAAP financial measures (collectively, the “Non-GAAP Measures”), such as EBIT, EBITDA, Adjusted EBITDA, free cash flow and return on investment. These Non-GAAP Measures should not be used in isolation or as a substitute or alternative to results determined in accordance with U.S. GAAP. In addition, Amcor's and Berry' definitions of these Non-GAAP Measures may not be comparable to similarly titled non-GAAP financial measures reported by other companies. It should also be noted that projected financial information for the combined businesses of Amcor and Berry is based on management’s estimates, assumptions and projections and has not been prepared in conformance with the applicable accounting requirements of Regulation S-X relating to pro forma financial information, and the required pro forma adjustments have not been applied and are not reflected therein. These measures are provided for illustrative purposes, are based on an arithmetic sum of the relevant historical financial measures of Amcor and Berry and do not reflect pro forma adjustments. None of this information should be considered in isolation from, or as a substitute for, the historical financial statements of Amcor or Berry. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to, the risks that: a condition to the closing of the proposed transaction may not be satisfied; a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; Amcor is unable to achieve the synergies and value creation contemplated by the proposed transaction; Amcor is unable to promptly and effectively integrate Berry’s businesses; management’s time and attention is diverted on transaction related issues; disruption from the transaction makes it more difficult to maintain business, contractual and operational relationships; the credit ratings of the combined company declines following the proposed transaction; legal proceedings are instituted against Amcor, Berry or the combined company; Amcor, Berry or the combined company is unable to retain key personnel; and the announcement or the consummation of the proposed transaction has a negative effect on the market price of the capital stock of Amcor and Berry or on Amcor’s and Berry’s operating results.